UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2026

Andalusian Credit Company, LLC

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01670	92-2145091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West, 57th Street Suite 1700 New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 989-4070

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement

On November 2, 2026, ACC Financing SPV I, LLC (the “Borrower”), a special purpose wholly owned subsidiary of Andalusian Credit Company, LLC (the “Company”), entered into the First Amendment to the Credit Agreement (the “First Amendment”), dated as of March 11, 2026 (the “GS Credit Facility”) with Borrower, as borrower, the Company as collateral manager and equityholder, GS ASL LLC, as administrative agent, Goldman Sachs Bank USA, as syndication agent and calculation agent, Computershare Trust Company N.A., as collateral agent, as custodian and as collateral administrator, and the various financial institutions as lenders party.

The First Amendment provides for, among other things, (i) an increase in the maximum facility amount from $200,000,000 to (a) $375,000,000, prior to January 31, 2027; (b) $450,000,000, after January 31, 2027 automatically subject to certain compliance conditions; (ii) an extension of the reinvestment period from March 10, 2029 to November 2, 2029; and (iii) an extension of the maturity date from March 10, 2031 to November 2, 2031.

The foregoing summary of the material provisions of the First Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1*

First Amendment to Credit Agreement, dated as of November 2, 2026, by and among ACC Financing SPV I, LLC, as borrower, the Company, as collateral manager, the lenders from time to time party thereto, GS ASL LLC, as administrative agent, Goldman Sachs Bank USA, as syndication agent and as calculation agent, and Computershare Trust Company, N.A., as collateral agent, as collateral custodian, and as collateral administrator

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andalusian Credit Company, LLC

Date: November 5, 2026	By:	/s/ Moses Awe
		Name:	Moses Awe
		Title:	Chief Financial Officer